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                                                               EXHIBIT 10(ii)(w)

                                AMENDMENT NO. 2
                           J. C. PENNEY COMPANY, INC.
                       1999 SEPARATION ALLOWANCE PROGRAM
                                      FOR
                      PROFIT-SHARING MANAGEMENT ASSOCIATES

     WHEREAS, the Board of Directors authorized an Agreement and Plan of Merger (the "Merger Agreement") between J. C. Penney Company, Inc. ("Company"), J. C. Penney Holdings, Inc., a Delaware corporation ("Holdings"), and JCP Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Holdings ("Merger Sub");

     WHEREAS, pursuant to the Merger Agreement, Merger Sub will merge with and into Company, with Company surviving as a wholly-owned subsidiary of Holdings (the "Merger");

     WHEREAS, pursuant to the Merger, Holdings will amend and restate its certificate of incorporation to inter alia change its name to "J. C. Penney Company, Inc.";

     WHEREAS, pursuant to the Merger, Company will amend and restate its certificate of incorporation to inter alia, change its name to "J. C. Penney Corporation, Inc.";

     NOW, THEREFORE, as authorized by the Board, the J. C. Penney Company, Inc. 1999 Separation Allowance Program for Profit-Sharing Management Associates ("SAP"), as amended on September 9, 1999, be, and it hereby is, further amended, effective as of the effective time of the Merger as set forth in the Merger Agreement (expected to be January 27, 2002), as follows:

1. The name of the program shall be the "J. C. Penney Corporation, Inc. 1999 Separation Allowance Program".

2. The definition of "Company" in Section 2.01 is amended in its entirety to read as follows: "Company" shall mean J. C. Penney Corporation, Inc., a
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     Delaware corporation and any successor corporation.

3.   All references in the definition of "Change of Control" to "Company" in
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     Section 2.01 of the SAP are deleted and replaced with "Parent Company."

4.   "Parent Company" is added as a defined term to Section 2.01 of the SAP, as
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     follows: "Parent Company" shall mean J. C. Penney Holdings, Inc. until such
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     time as it changes its name to J. C. Penney Company, Inc., at which time it shall mean J. C. Penney Company, Inc., and any successor corporation.

In all other respects the SAP, as amended, remains unchanged and in full force and effect.

DATED this 25th day of January 2002.

                                               J. C. Penney Company, Inc.

                                               /s/Charles R. Lotter
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                                               Charles R. Lotter
                                               Executive Vice President,
                                               Secretary and General Counsel